UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2012

KID BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-8681	22-1815337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey		07073
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 405-2400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 14, 2012, Kid Brands, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “2012 Meeting”). There were 21,824,189 shares entitled to vote, and 18,713,569 shares present (in person or by proxy), at the 2012 Meeting.

At the 2012 Meeting, the following items were voted upon: (1) the election of six directors to the Company’s Board of Directors (the “Board”), each to serve until the next annual meeting of shareholders and until his successor is elected and qualified; (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2012 calendar year; (3) a non-binding, advisory vote on the compensation of the Company’s named executive officers (the “Say on Pay Vote”); and (4) approval of the Company’s Incentive Compensation Bonus Program. The voting results with respect to each of the foregoing matters are described below.

1. Election of Directors. Each of the six nominees listed below was elected, without contest, as a member of the Board at the 2012 Meeting. The voting results for each of the nominees for director were as follows:

Nominee	For	Withheld	Abstain	Broker Non-Votes
Raphael Benaroya	15,554,152	140,899	-0-	3,018,518

Mario Ciampi	15,440,957	254,094	-0-	3,018,518

Frederick J. Horowitz	13,145,889	2,549,162	-0-	3,018,518

Hugh Rovit	13,149,594	2,545,457	-0-	3,018,518

Salvatore M. Salibello	13,146,186	2,548,865	-0-	3,018,518

Michael Zimmerman	15,579,702	115,349	-0-	3,018,518

2. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was ratified based upon the following votes:

For	Against	Abstain	Broker Non-Votes
18,639,752	35,986	37,831	-0-

3. Say on Pay Vote. The shareholders of the Company approved, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and footnotes, and corresponding narrative discussion in the Proxy Statement for the 2012 Meeting, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
15,362,390	129,165	203,496	3,018,518

4. Approval of the Company’s Incentive Compensation Bonus Program. The shareholders of the Company approved the Company’s Incentive Compensation Bonus Program based upon the following votes:

For	Against	Abstain	Broker Non-Votes
15,204,087	482,334	8,630	3,018,518

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2012	KID BRANDS, INC.

	By:	/s/ Marc S. Goldfarb
Marc S. Goldfarb
Senior Vice President and General Counsel